Exhibit 10.16

AMENDMENT NO. 1
TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) dated as of July 29, 2011 is between PAR TECHNOLOGY CORPORATION, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”), and JPMORGAN CHASE BANK, N.A., NBT BANK, N.A., and ALLIANCE BANK, N.A. (collectively, the “Lenders”).

RECITALS:

A. The Borrower, Administrative Agent and Lenders are parties to an Amended and Restated Credit Agreement dated as of June 6, 2011 (the “Credit Agreement”).

B. The Borrower desires to exclude from the calculation of EBITDA for any period that includes the second quarter of 2011 certain extraordinary non-recurring charges incurred in the second quarter of 2011 relating to (i) inventory write-downs, (ii) the closing of Borrower’s South Africa office and other miscellaneous transactions, and (iii) impairment of goodwill and intangible assets.  Borrower has requested that the Credit Agreement be amended to allow for the exclusion of these extraordinary charges from EBITDA.

C. The Lenders are willing to allow the Borrower to exclude the extraordinary charges from EBITDA upon the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1 Definitions.  All capitalized terms used in this Amendment, which are not otherwise defined, shall have the meanings given to those terms in the Credit Agreement.

2 Amendment to Credit Agreement.

2.1           The definition of EBITDA set forth in the Credit Agreement is amended to read as follows:

“EBITDA” means, for any period, Net Income for such period plus (a) without duplication and to the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense for such period, (ii) income tax expense for such period, and (iii) all amounts attributable to depreciation and amortization expense for such period, minus (b) without duplication and to the extent included in Net Income, (i) all amounts attributable to any reappraisal, revaluation or write-up of assets, and (ii) any extraordinary or non-recurring gains or income and any non-cash items of income for such period, all calculated for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that, in calculating EBITDA for any period that includes the second quarter of 2011, the Borrower may add back to Net Income one-time extraordinary non-recurring charges incurred in the second quarter of 2011 relating to (x) inventory write-downs in an amount not to exceed $7,608,000 in the aggregate, (y) the closing of Borrower’s South Africa office and other miscellaneous transactions in an amount not to exceed $842,000 in the aggregate, and (z) impairment of goodwill and intangible assets in an amount not to exceed $28,000,000 in the aggregate.

  E-2

3 Representations and Warranties.  The Borrower represents and warrants to the Lenders that the following statements are true, correct and complete:

3.1 Each of the representations and warranties made by the Loan Parties in the Credit Agreement is true and correct on and as of the date of this Amendment.

3.2 No Default or Event of Default has occurred and is continuing.

3.3 This Amendment has been duly and validly authorized, executed and delivered by the Borrower.

3.4 This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof, except as expressly provided herein, no other changes or modifications to the Credit Agreement are intended or implied by this Amendment and in all other respects the Credit Agreement is hereby specifically ratified, restated and confirmed as of the date of this Amendment.  To the extent that any provision of the Credit Agreement conflicts with a provision of this Amendment, the provision of this Amendment shall control.

4 Conditions to Effectiveness of Amendment.  This Amendment shall become effective only when and if each of the following conditions is satisfied:

4.1 The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower, the Loan Guarantors, the Administrative Agent, and the Majority Lenders.

4.2 The Borrower shall have paid to the Administrative Agent, for the ratable benefit of all the Lenders, an amendment fee in the amount of $27,718.

4.3 The Borrower shall have paid all invoices presented to the Borrower for expense reimbursements due to the Administrative Agent pursuant to Section 9.03 of the Credit Agreement in connection with the preparation and negotiation of this Amendment.

5 Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.  Delivery of an executed signature page to this Amendment by facsimile transmission or scanned and electronically mailed shall be effective as delivery of a manually executed counterpart.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

PAR TECHNOLOGY CORPORATION

                    By: ______________________________________
Name:  Ronald J. Casciano
Title:    Treasurer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as Lender

                    By: ______________________________________
                Name:  Jean M. Lamardo
Title:    Underwriter III

NBT BANK, N.A., as Lender

                    By: ______________________________________
                Name:  Rex W. Cary
Title:   Vice President

ALLIANCE BANK, N.A., as Lender

                    By: ______________________________________
Name:  Dana C. Loucks
Title     Senior Vice President

The following Persons, in their capacities as Loan Guarantors under the Credit Agreement, hereby consent to the foregoing Amendment No. 1.

PARTECH, INC.

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer

PAR SPRINGER-MILLER SYSTEMS, INC.

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer

PAR GOVERNMENT SYSTEMS CORPORATION

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer

ROME RESEARCH CORPORATION

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer

PAR-SIVA CORPORATION

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer

AUSABLE SOLUTIONS, INC.

By: ______________________________________
Name:  Ronald J. Casciano
Title:  Treasurer

SPRINGER-MILLER INTERNATIONAL, LLC

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer

PAR LOGISTICS MANAGEMENT SYSTEMS CORPORATION

By: ______________________________________
Name:  Ronald J. Casciano
Title:   Treasurer